As filed with the Securities and Exchange Commission on April 26, 2023
File Nos. 333-133425; 811-21892

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

Registration Statement Under The Securities Act of 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 18	☒

and/or

Registration Statement Under the Investment Company Act of 1940
Amendment No. 64	☒
(Check Appropriate Box or Boxes)

Genworth Life & Annuity VA Separate Account 2
(Exact Name of Registrant)

Genworth Life and Annuity Insurance Company
(Name of Depositor)

6610 W. Broad Street Richmond, Virginia 23230
(Address of Depositor’s Principal Executive Office) (Zip Code)

(804) 281-6000
(Depositor’s Telephone Number, Including Area Code)

Michael D. Pappas, Esq.
Associate General Counsel
Genworth Life and Annuity Insurance Company
6610 W. Broad Street
Richmond, Virginia 23230
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
Upon the effective date of this Post-Effective Amendment to this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2023 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on
(date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
    Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts.

Genworth Life & Annuity VA Separate Account 2
Prospectus For
Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts

Issued by:
Genworth Life and Annuity Insurance Company

This prospectus, dated May 1, 2023, describes individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contracts (the “contract” or “contracts”) for individuals aged 85 and younger at the time the contract is issued. This contract may be issued as a contract qualified to receive certain tax benefits under the Internal Revenue Code of 1986, as amended (the “Code”), or issued as a non-qualified contract under the Code. Genworth Life and Annuity Insurance Company (the “Company,” “we,” “us,” or “our”) issues the contract. This contract may be referred to as “MyClearCourse
®
” in our marketing materials.

This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 2 (the “Separate Account”) you should know before investing. Please read this prospectus carefully and keep it for future reference.

The contract offers you variable Income Payments with a Guaranteed Payment Floor, provided specified contract conditions are met. As used in this prospectus, “you” or “your” refers to the “owner” or “joint owner.”

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. After Income Payments begin, you may surrender your contract for the Commutation Value. The value of your contract before and after your Income Payments begin will depend on the investment performance of the Total Return Fund (as defined below). You bear the investment risk of allocating payments to this contract, subject to any minimum contract guarantees.

Your purchase payments are allocated to the Subaccount investing in the State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund — Class 3 shares (“Total Return Fund”). Please see Appendix A for more information about the Total Return Fund.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at investor.gov.

Your contract:

•	Is NOT a bank deposit

•	Is NOT FDIC insured

•	Is NOT insured or endorsed by a bank or any federal government agency

•	Is NOT available in every state

•	MAY go down in value.

If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.

This contract is not available for offer, sale, or purchase in New York or New Jersey.

To contact our Home Office, call us at (800) 352-9910, or write us at:

6610 West Broad Street
Richmond, VA 23230

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

Appendix A — Portfolios Available Under the Contract	A-1

D
EFINITIONS

The following terms are used throughout the prospectus:

Accumulation Unit
— An accounting unit of measure we use to calculate the value in the Subaccount prior to the Annuity Commencement Date.

Adjustment Account
— The account that is established when Monthly Income is calculated on the Annuity Commencement Date.

Annual Income Amount
— The sum of Annual Income Amounts determined for the Subaccount investing in the Total Return Fund. The Annual Income Amount for the Subaccount is equal to the number of Annuity Units multiplied by the Annuity Unit value on the first Valuation Day of each Annuity Year.

Annuitant/Joint Annuitant
— The person(s) whose age and, where appropriate, gender, we use to determine Income Payments. The owner must also be named the Annuitant, unless the owner is not a natural person.

Annuity Commencement Date
— The date on which your Income Payments are scheduled to begin if the Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us. The owner selects the contract’s initial Annuity Commencement Date at issue. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant’s 90th birthday, unless we consent to a later date.

Annuity Unit
— An accounting unit of measure we use to calculate the amount of the second and each subsequent variable Income Payment.

Annuity Year
— Each one-year period beginning on the Annuity Commencement Date or the annual anniversary of the Annuity Commencement Date.

Assumed Interest Rate
— The interest rate used in calculating variable Income Payment amounts.

Attained Age
— On any date, an individual’s age on December 31 of last year.

Code
— The Internal Revenue Code of 1986, as amended.

Commutation
— The right to receive a one-time payment of the remaining period certain Income Payments instead of receiving Monthly Income for the duration of the period certain.

Commutation Value
— A lump sum payment of the present value of Monthly Income remaining in the period certain minus
the value of the Adjustment Account.

Contract Date
— The date we issue your contract and your contract becomes effective. Your Contract Date is shown on your contract’s data pages. We use the Contract Date to determine contract years and contract anniversaries.

Contract Value
— The total value of all your Accumulation Units in the Subaccount.

Earliest Income Date
— The earliest date you may receive variable income with a Guaranteed Payment Floor purchased with each purchase payment.

General Account
— Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

Gross Withdrawal
— An amount withdrawn from Contract Value including any premium tax assessed.

Guaranteed Payment Floor
— The guaranteed amount of annual income as of the Annuity Commencement Date for the Annuitant.

Guaranteed Payment Floor Factor
— The factor used to calculate the Guaranteed Payment Floor purchased with each purchase payment.

Home Office
— Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Income Payment
— One of a series of payments made under either Monthly Income payments upon the Annuity Commencement Date or one of the Optional Payment Plans.

Joint Guaranteed Payment Floor
— The guaranteed amount of annual income as of the Annuity Commencement Date for Joint Annuitants.

Joint Adjustment Factor
— The Guaranteed Payment Floor Factor based on the Annuitant’s Attained Age, less the Joint Annuitant’s Attained Age.

Level Income Amount
— The amount that would result from applying the Annual Income Amount to a 12-month period certain, fixed single payment immediate annuity. We will declare the interest rate at the start of each Annuity Year.

Monthly Income
— The amount paid by us each month on and after the Annuity Commencement Date. The amount remains constant throughout an Annuity Year. This amount may increase or decrease each Annuity Year.

Separate Account
— Genworth Life & Annuity VA Separate Account 2, a separate account we established to receive Subaccount allocations. The Separate Account is divided into one Subaccount, which invests in shares of the Total Return Fund.

Subaccount
— A division of the Separate Account, which invests exclusively in shares of the Total Return Fund.

Surrender Value
— The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax.

Valuation Day
— Any day on which the New York Stock Exchange is open for regular trading, except for days on which the Total Return Fund does not value its shares.

Valuation Period
— The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

I
MPORTANT
I
NFORMATION
Y
OU
S
HOULD
C
ONSIDER
A
BOUT
THE
C
ONTRACT

Fees and Expenses		Location in Prospectus
Charges for Early Withdrawals	None.	Fee Tables
Transaction Charges	None.	Fee Tables
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year
	, depending on the options you choose. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.	Fee Tables Charges and Other Deductions

Annual Fee	Minimum	Maximum
Base contract 1	1.00%	1.00%
Investment options (Portfolio fees and expenses) 2	0.95%	0.95%
Optional benefits available for an additional charge (for a single optional benefit, if elected) 3	0.00%	0.00%

1	The base contract expense consists of the mortality and expense risk charge, which is expressed as an annual percentage charge that is assessed as a percentage of average daily net assets in the Separate Account.

2	As a percentage of Portfolio assets. These expenses are as of December 31, 2022, and will vary from year to year.

3	There are no optional benefits available under the contract.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year
, based on current charges. This estimate assumes that you do not take withdrawals from the contract
, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:

$1,822	$1,822
Assumes:	Assumes:

•  Investment of $100,000
•  5% annual appreciation
•  Least expensive combination of contract classes and Portfolio fees and expenses
•  No optional benefits
•  No sales charges
•  No additional purchase payments, transfers, or withdrawals

•  Investment of $100,000
•  5% annual appreciation
•  Most expensive combination of contract classes, optional benefits and Portfolio fees and expenses
•  No sales charges
•  No additional purchase payments, transfers, or withdrawals

Risks		Location in Prospectus
Risk of Loss	• You can lose money by investing in this contract.	Principal Risks of Investing in the Contract The Contract – Valuation of Accumulation Units
Not a Short-Term Investment
•  This contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•  The contract offers you variable Income Payments with a Guaranteed Payment Floor, provided specified contract conditions are met. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal reduces your Contract Value.

•  The benefits of tax deferral mean that the contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in the Contract Surrenders and Partial Withdrawals Income Payments – Guaranteed Payment Floor
Risks Associated with Investment Options
•  An investment in this contract is subject to the risk of poor investment performance, which can vary depending on the performance of the investment options available under the contract (i.e., the Total Return Fund).

•  The Total Return Fund has its own unique risks.

•  You should review the prospectus for the Total Return Fund before making an investment decision.
Principal Risks of Investing in the Contract Appendix A – Portfolios Available Under the Contract
Insurance Company Risks
•  An investment in the contract is subject to the risks related to the Company, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, can be obtained by calling our Home Office at (800)
352-9910
or writing to us at 6610 West Broad Street, Richmond, Virginia 23230.
Principal Risks of Investing in the Contract The Company
Restrictions		Location in Prospectus
Investments
•  There is currently one Subaccount of the Separate Account offered as an investment option under the contract. The Subaccount invests in Class 3 shares of the Total Return Fund.

•  We reserve the right, subject to applicable law, to make additions, deletions, and substitutions for Portfolios available under the contract, including the Total Return Fund.
The Separate Account The Subaccount and the Total Return Fund
Optional Benefits	• There are no optional benefits available under the contract.	The Contract

Taxes		Location in Prospectus
Tax Implications
•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•  If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•  Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
Tax Matters
Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	• We currently do not pay compensation for the promotion and sale of the contracts; however, we reserve the right to do so in the future.	Sales of the Contracts
Exchanges
•  Some investment professionals may have a financial incentive to offer you the contract in place of the one you own. Similarly, some investment professionals may have a financial incentive to offer you a different contract in place of this one. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Sales of the Contracts

O
VERVIEW
OF
THE
C
ONTRACT

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between you, as the owner of the contract, and the Company. The contract is designed for retirement savings and/or other long-term investment purposes. You should consider the contract in conjunction with any other annuity contract or life insurance policy you own.

What are the phases of the contract?
The contract has two phases – the accumulation phase and the annuity phase.

During the accumulation phase you can apply purchase payments to the investment options (i.e., the Total Return Fund) available under your contract, and we provide the basic death benefit at no additional cost. The accumulation phase is the “savings” phase of the contract, in that purchase payments you have made can grow on a tax-deferred
basis during this phase. Purchase payments received during the accumulation phase will purchase a minimum guaranteed amount of annual income.

The annuity phase is also known as the “income” phase of the contract because it is during that phase that you apply the Contract Value you have accumulated to an annuity payment option under which you receive regular payments (generally monthly). Currently, we will pay a variable income benefit in the form of a Life Income with a 20 or 23 Year period certain. Other income plans may be available upon request. We will base each periodic Income Payment upon the number of Annuity Units to which you become entitled at the time you decide to annuitize and on the value of each unit on the date the payment is determined, subject to the Guaranteed Payment Floor. Once you begin taking annuity payments under the contract, you receive a stream of variable Income Payments with a Guaranteed Payment Floor. You will no longer have Contract Value in the contract, and you will be unable to make withdrawals (other than being able to receive commuted value of the remaining period certain payments).

Who is the contract appropriate for?
The contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, and thus is best suited for those with a long investment horizon. Although you have the ability to make partial withdrawals and/or surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment. Withdrawals will reduce your Contract Value and impact the amount of variable income available to you upon annuitization. In that regard, withdrawals will also reduce your Guaranteed Payment Floor by the proportion that the partial withdrawal reduces your Contract Value. Failure to hold the contract for the long-term would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred
basis. Thus, the contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the contract, has a long investment horizon, and has purchased the contract for retirement purposes or other long-term financial planning purposes.

What type of contract is this?
The contract is an individual flexible purchase payment variable income contract with guaranteed income on an immediate and deferred basis. We may issue it as a contract qualified under the Code (“Qualified Contract”), or as a contract that is not qualified under the Code
(“Non-Qualified
Contract”). This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your particular contract.
See
“The Contract” provision of this prospectus.

What are my variable investment choices?
There is currently one Subaccount of the Separate Account offered as an investment option under the contract. The Subaccount invests in Class 3 shares of the Total Return Fund. Through its Subaccount, the Separate Account uses your purchase payments to purchase shares, at your direction, in Total Return Fund. In turn, the Total Return Fund holds securities consistent with its own particular investment objective.
See
“The Separate Account” provision of this prospectus and Appendix A (which provides certain information about the Total Return Fund).

Additional information about the Total Return Fund is provided in Appendix A to this prospectus, entitled “Portfolios Available Under the Contract.”

May I surrender the contract or take partial withdrawals?
Yes, subject to contract requirements and restrictions imposed under certain retirement plans. If you surrender the contract or take a partial withdrawal, you will ordinarily be subject to income tax (except for qualified distributions from a Roth IRA) and, if you are younger than age 59
1
⁄
2
at the time of the surrender or partial withdrawal, a 10% IRS penalty tax. Please remember that partial withdrawals will reduce your death benefit by the proportion that the partial withdrawal (including any applicable premium tax assessed) reduces your Contract Value. See the “Death of Owner and/or Annuitant” provision of this prospectus. A partial withdrawal will reduce your Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. See the “Income Payments
-
Guaranteed Payment Floor” provision of this prospectus. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

Will I pay taxes on my contract earnings?
The Code has certain rules that apply to the contract. These tax treatments apply to earnings included in the contract’s withdrawals, death benefits, and annuity options. You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified
retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified
retirement plan. Investors should only consider buying the contract to fund a qualified plan for the contract’s other features, such as the optional guaranteed minimum withdrawal benefits. See the “Tax Matters” provision of this prospectus.

F
EE
T
ABLES

The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses
Maximum Surrender Charge:	None

The next tables describe the fees and expenses you will pay
each year
during the time you own the contract, not including underlying Portfolio fees and expenses.

Annual Contract Expenses
Base Contract Expenses (as a percentage of your average daily net assets in the Separate Account):	1.00%

The next item shows the total operating expenses charged by the Total Return Fund that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contract, including their annual expenses, may be found in Appendix A.

Annual Portfolio Expenses
These are expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b–1) fees, and other expenses as of December 31, 2022. 1
Before fee waivers and expense reimbursements	0.95%
1	Shown as a percentage of average net assets for the fiscal year ended December 31, 2022.

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, assuming maximum expenses:

	1 Year	3 Years	5 Years	10 Years
If you surrender your contract at the end of the applicable time period:	$1,980	$6,122	$10,521	$22,748

P
RINCIPAL
R
ISKS
OF
I
NVESTING
IN
THE
C
ONTRACT

There are risks associated with investing in the contract.
You can lose money in a variable annuity, including potentially the loss of your original investment. The value of your investment and any returns will depend on the performance of the Portfolios you select. Each Portfolio has its own unique risks.

Variable annuities are not short-term investment vehicles. Full or partial withdrawals are subject to income tax to the extent they consist of earnings and may be subject to a 10% income tax penalty if taken before age 59
1
⁄
2
. Partial withdrawals will also reduce your death benefit and your Guaranteed Payment Floor. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.

Investment Risk.
You bear the risk of any decline in the Contract Value caused by the performance of the Portfolios held by the
Subaccounts
. Those Portfolios could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each Portfolio. The investment risks are described in the prospectuses for the Portfolios.

Investment Restrictions – Opportunity Risks.
There is currently one Subaccount of the Separate Account offered as an investment option under the contract. The Subaccount invests in Class 3 shares of the Total Return Fund. Because there is only one current investment option under the contract, your Contract Value is subject to and limited by the investment performance of that one investment option, and you will be unable to diversify your Contract Value. Thus, you should consider the limited number of investment options available under the contract before purchasing a contract.

Insurance Company Insolvency
. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account.

Tax Consequences.
Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59
1
⁄
2
a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cybersecurity and Certain Business Continuity Risks.
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your contract due to cyberattacks or information security breaches in the future. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries).

Natural and
Man-Made
Disasters.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, geopolitical disputes, military actions, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, may interfere with our ability to receive, pick up and process mail, may interfere with our ability to calculate Contract Value, or may have other possible negative impacts. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your contract to lose value. There can be no assurance that we or the Portfolios or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired.

Information Regarding the COVID-19 Pandemic.
    The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers. Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic
conditions could have a negative impact on our financial condition. It is possible these risks could impact our financial strength and claims-paying ability.

T
HE
C
OMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We conduct business in 49 states, the District of Columbia and Bermuda. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth Financial, Inc.

F
INANCIAL
C
ONDITION
OF
THE
C
OMPANY

Many financial services companies, including insurance companies, continue to face challenges in the current interest rate environment, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.

Assets in the Separate Account.
You assume all of the investment risk for Contract Value allocated to the Subaccount investing in the Total Return Fund. Your Contract Value in the Subaccount is part of the assets of the Separate Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Separate Account attributable to your Contract Value and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.
See
“The Separate Account” provision of this prospectus.

Assets in the General Account.
Any guarantees under the contract that exceed your Contract Value, such as the minimum guaranteed income provided under this contract, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may pay under the contract in excess of your value in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue (or have issued) other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract.

Our Financial Condition.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to an Investment Strategy if a living benefit rider option has been elected. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

The COVID-19 pandemic has disrupted the global economy and financial markets, business operations, and consumer behavior and confidence. The most significant impact to the Company from COVID-19 in 2021 and 2020 was related to continued elevated mortality. Higher mortality rates had unfavorable impacts in the Company’s life insurance products; however, we have seen lower mortality since the first quarter of 2022. We have also observed minimal impact from COVID-19 in its annuity products. The Company’s products were also negatively impacted by the continued low interest rate environment over the last several years. While the ongoing impact of COVID-19 is very difficult to predict, the related outcomes and impacts on the Company and the Separate Account will depend on the after-effects indirectly caused by the pandemic, including supply chain shortages and high inflation, and the shape of the economic recovery. The Company and the Separate Account continue to monitor pandemic developments and the potential financial impacts on our business. Contract owners should continue to monitor their Contract Values.

How to Obtain More Information.
We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call
(800) 352-9910
or write to our Home Office at the address listed on page 2 of this prospectus. In addition, the Statement of Additional Information is available on our website at
www.genworth.com/MyClearCourse
or on the SEC’s website at
www.sec.gov
. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at
www.genworth.com
.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

T
HE
S
EPARATE
A
CCOUNT

We established the Separate Account as a separate investment account on June 5, 2002. The Separate Account may invest in mutual funds, unit investment trusts, managed separate account, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Separate Account is available for investment under the contract. The Subaccount, in turn, invests exclusively in shares of the Total Return Fund.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The Company is obligated to pay all amounts promised to contract owners under the contracts. Guarantees made under the contract are based on the claims paying ability of the Company to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Separate Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount and the Total Return Fund

There is currently one Subaccount of the Separate Account offered as an investment option under the contract. The Subaccount invests in Class 3 shares of the Total Return Fund. The Total Return Fund is registered with the SEC as an open-end management investment company under the 1940 Act.

Information regarding each Portfolio, including (i)
 its name; (ii)
 its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-adviser;
(iv)
 current expenses; and (v)
 performance is available in Appendix A to this prospectus. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio
. Before choosing a Subaccount to which you will allocate your purchase payments and Contract Value, carefully read the prospectus for each Portfolio, along with this prospectus. You may obtain the most recent prospectus for each Portfolio by calling us at
(800) 352-9910,
or writing us at 6610 West Broad Street, Richmond, Virginia 23230.
You may also obtain copies of the prospectus for each Portfolio on our website at
www.genworth.com/MyClearCourse.
There is no assurance that any of the Portfolios will meet these objectives. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the Portfolios.

We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death benefits, surrender proceeds, and partial withdrawals, to make Income Payments or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to owners as additional units, but instead reflect them in unit values.

We have entered into a Participation Agreement with State Street Variable Insurance Series Funds, Inc. (the “Fund”) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, the Fund and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of contract owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners. Nonetheless, the Board of Directors of the Fund monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting contract owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with SSGA Funds Management, Inc. (“SSGA”) to compensate us for providing services in the nature of “personal service and/or the maintenance of shareholder accounts” as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. SSGA has agreed to pay us an amount equal to 0.05% (for Class 3 shares) of the average daily net assets of the Separate Account invested in the Total Return Fund on an annual basis. Payment of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from SSGA out of its own resources.

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of the Fund adopted a Distribution and Service (Rule 12b-1) Plan (the “Distribution Plan”) pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing the Total Return Fund. Pursuant to an agreement between the Fund and its principal underwriter, and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum rate of 0.25% of the average daily net assets of the Separate Account invested in Class 3 shares of the Total Return Fund. In addition, the Distribution Plan covers payments made under the Class 3 Investor Service Plan (as described below) in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares. The Distribution Plan and related agreement, as each may be amended from time to time, were effective May 1, 2006.

On May 1, 2009, the Fund adopted an Investor Service Plan with respect to Class 3 shares of the Total Return Fund (“Class 3 Investor Service Plan”). Under the Class 3 Investor Service Plan, the Fund, on behalf of the Total Return Fund, may compensate a life insurance company that offers Class 3 shares of the Total Return Fund as an investment option in its variable annuity contracts for certain services provided to owners of such contracts. The amount of compensation paid under the Class 3 Investor Service Plan by the Total Return Fund may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to such share class.

Effective May 1, 2009, we entered into an Investor Services Agreement — Class 3 Shares (“Investor Services Agreement”) with the Fund to compensate us for certain account maintenance, record keeping and other administrative services relating to the contracts for which the Total Return Fund would otherwise have to pay if not provided by us. Under the Investor Services Agreement, we are paid at the end of each calendar quarter an amount equal to, on an annual basis, 0.20% of the average daily net assets of the Separate Account invested in Class 3 shares of the Total Return Fund.

In addition to the asset-based payments for administrative and other services described above, SSGA may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide SSGA with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

Voting Rights

As required by law, we will vote the shares of the Total Return Fund held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so. Further, in certain limited circumstances, we may override a contract owner’s voting instructions consistent with SEC order.

Whenever the Total Return Fund calls a shareholder meeting, owners will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the

Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Total Return Fund shares for which no instructions are received (or instructions that are not received timely), as well as shares of the Total Return Fund that the Company itself owns, in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as “proportional voting,” permits all contract owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund (“Beneficial Shareholders”) to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and, if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the Total Return Fund.

Changes to the Separate Account and the Subaccount

We reserve the right, subject to applicable law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the Total Return Fund; however, we reserve our right to do so should the Total Return Fund become inappropriate to maintain the guarantees under the contract. We will only substitute the Total Return Fund with an equity based investment option should we exercise our right to substitute the Total Return Fund in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of the Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new separate accounts; deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount — Policies and Procedures

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it has only one Subaccount investing in one portfolio.

The Total Return Fund may refuse purchase payments for any reason. In such case, if we cannot make the purchase request on the date you allocate assets, your assets will be returned to you.

C
HARGES
AND
O
THER
D
EDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We currently do not pay commissions to the broker-dealers for selling this contract, but we reserve the right to do so in the future. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts. Please see the discussion below and in the “Sales of the Contract” provision of this prospectus.

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

•	processing applications for and issuing the contracts;

•	maintaining records;

•	administering Income Payments;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing tax forms;

•	providing contract confirmations and periodic statements;

•	providing toll-free inquiry services; and

•	furnishing telephone and internet transaction services.

The risks we assume include:

•	the risk that the actual life-span of persons receiving Income Payments under contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

•	the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Deductions from the Separate Account

We deduct from the Subaccount in the Separate Account an amount, computed daily, equal to an effective annual rate of 1.00% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The charge reduces the value of Accumulation Units and Annuity Units. The charge consists of a mortality and expense risk charge. These deductions from the Separate Account are reflected in your Contract Value.

Other Charges

Deductions for Taxes

We will deduct charges for any premium tax or other tax levied by any governmental entity from purchase payments or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include full surrenders, partial withdrawals, Income Payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

Portfolio Charges

The Total Return Fund incurs certain fees and expenses. These include management fees and other expenses associated with the daily operation of the Total Return Fund, as well as Rule 12b-1 fees and/or service share fees, if applicable. To pay for these expenses, the Total Return Fund makes deductions from its assets. Portfolio expenses are the responsibility of the Total Return Fund and are more fully described in the prospectus for the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company.

T
HE
C
ONTRACT

The contract is an individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

Purchasing the Contract

You may purchase the contract through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you directly or through your sales representative.
See
the “Sales of the Contract” provision of this prospectus.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within five business days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We apply any additional purchase payments you make on the Valuation Day we receive them at our Home Office.

There may be delays in our receipt of an application that are outside of our control (for example, because of the failure of the selling broker-dealer or authorized sales representative to forward the application to us promptly). Any such delays will affect when your contract can be issued and your purchase payment applied.

To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and, if part of a plan, you must also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85 at the time of application, unless we approve a different age. Various firms and financial institutions that sell our products have their own guidelines on when certain products are suitable and may impose issue age restrictions which are younger than those stated in our contracts. We neither influence nor agree or disagree with the age restrictions imposed by firms and financial institutions.

Generally, you must maintain a minimum amount of Contract Value after a partial withdrawal to keep your contract in effect. For example, if your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit, and other non-tax related benefits. Please consult a tax adviser in order to determine whether this contract is an appropriate investment for you.

Purchasing the contract through a tax-free “Section 1035” exchange.
    Section 1035 of the Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract or policy. You may have to pay a surrender charge under your current contract or policy to exchange it for this contract. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract or policy. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest.

Ownership

As owner(s), you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply as joint owners for a Non-Qualified Contract. A joint owner may not be named for a Qualified Contract. Joint owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

Subject to any restrictions stated below, before the Annuity Commencement Date, you may change:

•	your Annuity Commencement Date;

•	your Optional Payment Plan; and

•	your primary beneficiary and/or contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary), upon written notice to our Home Office, provided an Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, during an Annuitant’s life, you can change any non-natural
owner to another non-natural owner. Changing the non-natural owner may have negative tax consequences and you should consult a tax adviser before doing so.

We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

Annuitant/Joint Annuitant

An Annuitant must be named and the Annuitant must be the same person as the owner, unless the owner is a non-natural entity, such as a trust. In addition, if there are joint owners, the joint owner must be named a Joint Annuitant. Any joint owner added after the contract is issued must be the owner’s spouse. If an owner adds his or her spouse as joint owner and/or Joint Annuitant, such addition can only take place prior to the Annuity Commencement Date.

Assignment

An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract with our consent. An assignment must occur before any Income Payments begin and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

If a Non-Qualified Contract is assigned or sold, unless under an involuntary assignment affected by legal process, the Guaranteed Payment Floor will reduce to zero and cannot be increased.
See
the “Guaranteed Payment Floor” provision of this prospectus.

IRAs and other Qualified Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.
See
the “Tax Matters” provision of this prospectus.

Purchase Payments

You may make purchase payments to us at any frequency and in the amount you select, subject to certain restrictions. You must obtain our prior approval before you make total purchase payments for any Annuitant age 79 or younger that exceed $2,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. Purchase payments may be made at any time prior the Annuity Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

The minimum initial purchase payment is $5,000 ($2,000 if your contract is a IRA contract). Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts, and $100 for other Qualified Contracts.

Valuation Day and Valuation Period

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period. Purchase payments are credited to a contract on the basis of accumulation unit value next determined after receipt of a purchase payment.

Allocation of Purchase Payments

We place purchase payments into the Subaccount that invests in the Total Return Fund. Upon allocation to the Subaccount, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which we receive any additional purchase payment at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Total Return Fund’s investments perform, but also upon the charges of the Separate Account and the Total Return Fund.

Valuation of Accumulation Units

Partial withdrawals, full surrenders and/or payment of a death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charges from assets in the Subaccount. If any “ex-dividend” date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, we take into account a charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

B
ENEFITS
A
VAILABLE
U
NDER
THE
C
ONTRACT

The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Basic Death Benefit	Provides a death benefit equal to the Contract Value on the Valuation Day we receive due proof of death and all required forms at our Home Office.	Standard	No additional fee	• Partial withdrawals reduce the death benefit proportionally by the same percentage that the partial withdrawal (including any premium taxes assessed) reduces the Contract Value.

Guaranteed Income Benefit	Provides for a guaranteed income benefit based on the amount of purchase payments you make to your contract.	Standard	No additional fee	• There is only one available Subaccount, which invests exclusively in Class 3 shares of the Total Return Fund. • Withdrawals could significantly reduce the benefit.

S
URRENDER
AND
P
ARTIAL
W
ITHDRAWALS

Surrender and Partial Withdrawals

We will allow you to totally surrender your contract or withdraw a portion of your Contract Value at any time before the Annuity Commencement Date upon your written request, subject to the conditions discussed below.

We will not permit a partial withdrawal that is less than $100 or a partial withdrawal which would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Other restrictions may apply to Qualified Contracts.

The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

(1)	the Contract Value on the Valuation Day we receive a request for surrender; less

(2)	any applicable premium tax.

We may pay the Surrender Value in a lump sum or under one of the Optional Payment Plans specified in the contract, based on your instructions.

When taking a partial withdrawal, any applicable premium tax will be taken from the amount withdrawn unless otherwise requested.

We will delay making a payment if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Please remember that partial withdrawals will reduce your death benefit by the proportion that the partial withdrawal (including any applicable premium tax assessed) reduces your Contract Value.
See
 the “Death of Owner and/or Annuitant” provision of this prospectus. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value.

Partial withdrawals and surrenders may be subject to ordinary income tax and, if taken prior to age 59
1
⁄
2
, an additional 10% IRS penalty tax. A surrender or partial withdrawal may also be subject to income tax withholding.
See
the “Tax Matters” provision of this prospectus.

Telephone Withdrawals.
    You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You can only surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

•	Requiring you or a third party you authorize to provide some form of personal identification before we act on the telephone instructions;

•	Confirming the telephone transaction in writing to you or a third party you authorized; and/or

•	Tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.
To request a telephone withdrawal, please call us at 800.352.9910.

Return Privilege

Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid to:

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires otherwise, the amount of the refund you receive will equal your Contract Value as of the Valuation Day our Home Office receives the returned contract plus
any adjustments required by applicable law or regulation as of the date we receive the contract. If state law requires that we return your purchase payments, the amount of the refund will equal the purchase payments made less any partial withdrawals you have previously taken. In certain states you may have more than 10 days to return the contract for a refund.

Restrictions on Distributions from Certain Contracts

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to surrender their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

(1)	termination of employment in the Texas public institutions of higher education;

(2)	retirement;

(3)	death; or

(4)	the participant’s attainment of age 70 1 ⁄ 2 .

If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

D
EATH
OF
O
WNER
AND
/
OR
A
NNUITANT

Death Benefit Before the Annuity Commencement Date

If any owner dies prior to the Annuity Commencement Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day on which we receive a request for surrender or choice of applicable payment choice, due proof of death and any required forms at our Home Office.

If the owner is a non-natural entity, and any Annuitant dies before the Annuity Commencement Date, the amount of proceeds payable is the death benefit (as defined below). Upon receipt of due proof of an Annuitant’s death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The “death benefit” available is equal to the Contract Value on the first Valuation Day we have received proof of death and all required forms at our Home Office.

Distribution Provisions Upon Death of Owner or Joint Owner

In certain circumstances, federal tax law requires that distributions be made under this contract. Except as described below in the “Distribution Rules” provision, a distribution is required upon the death of:

(1)	an owner or joint owner; or

(2)	the Annuitant or Joint Annuitant if the owner is a non-natural entity.

The discussion below describes the methods available for distributing the value of the contract upon death.

How to Claim Proceeds and/or Death Benefit Payments

At the death of an owner (or any Annuitant if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

(1)	owner or joint owner;

(2)	primary beneficiary;

(3)	contingent beneficiary;

(4)	owner or joint owner’s estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below, or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

We should be notified immediately by telephone or in writing upon the death of an owner or Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted. Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

Payment Choices.
    The designated beneficiary may elect the form in which the proceeds will be paid from the following payment choices (and if no election is made, the default payment choice described below will apply):

(1)	receive the proceeds in a lump sum;

(2)	receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named by the designated beneficiary or to his or her estate if no person or entity is named);

(3)	elect Optional Payment Plan 1 or 2 as described in the “Optional Payment Plans” provision of this prospectus. If elected, payments must commence no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary’s life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary’s life expectancy;

(4)	elect to receive Monthly Income; or

(5)	if the designated beneficiary is the spouse of a deceased owner, he or she may continue his or her portion of the contract as the owner. If the surviving spouse elects to continue the contract, the terms of the contract will continue, except that:

(1)	the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

(2)	no additional purchase payments will be accepted; and

(3)	there will be no further step-up of the Guaranteed Payment Floor.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will be made over a period of five years following the date of death.

If the designated beneficiary who is not the surviving spouse of the deceased elects to receive Monthly Income, under payment choice 4 above, then payments may be made provided that:

(1)	the first Monthly Income payment must be paid no later than one year after the date of death;

(2)	the period certain for the income plan is shorter than the designated beneficiary’s life expectancy as determined by the Internal Revenue Service; and

(3)	the Earliest Income Date is less than one year after the date of death.

In addition, the following will apply:

(1)	the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

(2)	no additional purchase payments will be accepted; and

(3)	there will be no further step-up of the Guaranteed Payment Floor.

If your contract is a Qualified Contract, not all elections will satisfy required minimum distribution rules. Note that effective for owners who die on or after January 1, 2020, subject to certain exceptions, most non-spouse
designated beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before making an election.

Death Benefit On or After the Annuity Commencement Date

If any Annuitant dies on or after the Annuity Commencement Date, Income Payments will be made as stated in the section discussing Income Payments.
See
the “Income Payments” and “Distribution Rules” provisions of this prospectus.

Distribution Rules

When Death Occurs Before the Annuity Commencement Date and the Beneficiary is the Surviving Spouse

The distribution rules below apply to Non-Qualified Contracts that are generally treated as annuity contracts under the Code. These rules do not apply to Qualified Contracts or contracts held by charitable remainder trusts and certain other entities. Contracts that are not subject to these rules may be subject to other distribution rules. Note that effective for owners who die on or after January 1, 2020, subject to certain exceptions, most non-spouse
designated beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules.
See
the “Tax Matters” provision of this prospectus. If the sole designated beneficiary is the surviving spouse of the deceased owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract with the proportion allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.

If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. If payment choice 1 or 2 is elected, the proceeds from the contract must be distributed within five years of the date of death. If payment choice 3 or 4 is elected (within 60 days following receipt of due proof of death and all required forms at our Home Office), payments will begin within one year of the date of the deceased owner’s death and extend over the designated beneficiary’s life or a period not longer than the designated beneficiary’s life expectancy.

When Death Occurs On or After the Annuity Commencement Date

If the last surviving Annuitant dies on or after the Annuity Commencement Date, Monthly Income will be paid under the contract at least as rapidly as under the method of distribution in effect at the time of death, notwithstanding any other provision of the contract;
i.e.
, unless accelerated in accordance with the contract terms, Income Payments will continue to the beneficiary under the distribution method in effect at the time of death. Or, if chosen, the death benefit may be paid in a lump sum.

The lump sum amount will be the greater of (1) and (2) where:

(1)	is the present value of the Guaranteed Payment Floor for the number of years remaining in the period certain; and

(2)	is the present value of the Annual Income Amount for the number of years remaining in the period certain.

Present value will be calculated at rate of 1% above the Assumed Interest Rate at which the payments and Annuity Units were calculated. We will calculate the present value on the Valuation Day that we receive due proof of death and all required forms at our Home Office.

I
NCOME
P
AYMENTS

The Annuity Commencement Date is the date Income Payments begin under the contract, provided an Annuitant is still living on that date. You select the Annuity Commencement Date at contract issue, which may be any Valuation Day after the first Valuation Day under the contract. Prior to the date that Monthly Income begins, you may change the Annuity Commencement Date to any Valuation Day after the First Valuation Day under the contract, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant’s 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis. The Guaranteed Payment Floor is zero if the Annuity Commencement Date is prior to the Earliest Income Date.

To change the Annuity Commencement Date, send a written notice to our Home Office at least 30 days prior to the proposed new Annuity Commencement Date. If you change the Annuity Commencement, and we consent to the new Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date you selected.

An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (
e.g.
, past age 85) may, in certain circumstances, have adverse income tax consequences.
See
the “Tax Matters” provision of this prospectus. Contracts issued to qualified retirement plans provide for Income Payments to start on the date and under the option specified by the plan.

Once the contract reaches the Annuity Commencement Date, the contract owner will no longer be able to withdraw any Contract Value from the contract.

Monthly Income

We will begin making Monthly Income payments to you on the Annuity Commencement Date. Monthly Income will not vary during an Annuity Year.

Currently, we will pay an income benefit in the form of a Life Income with a 20 or 23 Year period certain. Other income plans may be available upon request. If you change your income plan to another income plan after the contract is issued, the Guaranteed Payment Floor will be zero. Adding a spousal Joint Annuitant is not considered a change in income plan. You may only change your income plan prior to the Annuity Commencement Date.

Payments will continue for the life of the Annuitant under the Life Income with period certain plan if he or she lives longer than the period certain. If the Annuitant dies before the end of the period certain, we will continue the remaining payments for the remaining period to you or to the designated payee. Payments will continue for the life of the surviving Annuitant under the Joint Life and Survivor Income with period certain plan if any Annuitant lives longer than the period certain. If both Annuitants die before the end of the period certain, the remaining payments will be paid to you or another payee you have designated.

The Initial Monthly Income Payment.
    We determine the initial Monthly Income payment by taking the greater of:

(1)	the Guaranteed Payment Floor divided by 12; and

(2)	the Level Income Amount.

The Annual Income Amount is used to determine the Level Income Amount. The Level Income Amount is the monthly amount that would result from applying the Annual Income Amount to a twelve month, period certain, fixed single payment immediate annuity.

The initial Annual Income Amount for the Subaccount is equal to (1) multiplied by (2), divided by (3), where:

(1)	is the annual payment rate per $1,000 for your income plan using the Settlement Age(s) of the Annuitant and any Joint Annuitant as of the Annuity Commencement Date;

(2)	is the Annuity Commencement Value, less any premium tax; and

(3)	is $1,000.

Annual payments rates are based on the Annuity 2000 Mortality Tables using an assumed interest rate of 3%.

On the Annuity Commencement Date, if any Monthly Income would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual payment would be less than $100, we will pay the Annuity Commencement Value and the contract will terminate on the Annuity Commencement Date.

Subsequent Monthly Income Payments.
    Monthly Income in subsequent Annuity Years will be calculated as of the first Valuation Day of each Annuity Year and is equal to the greater of (1) and (2) where:

(1)	is the subsequent Level Income Amount, minus any value in the Adjustment Account as of the date the last Monthly Income was paid divided by twelve; and

(2)	is the Guaranteed Payment Floor divided by twelve.

The Annual Income Amount is used to determine the Level Income Amount. The Annual Income Amount in subsequent Annuity Years is determined by means of Annuity Units.

The number of Annuity Units will be determined on the Annuity Commencement Date. The number of Annuity Units for the Subaccount is (1) divided by (2) where:

(1)	is the initial Annual Income Amount from the Subaccount; and

(2)	is the Annuity Unit value for the Subaccount as of the Annuity Commencement Date.

The Annual Income Amount for the Subaccount in each subsequent Annuity Year is the number of Annuity Units for the Subaccount multiplied by the Annuity Unit value for the Subaccount on the first Valuation Day of each Annuity Year. The Annual Income Amount for each subsequent Annuity Year is equal to the sum of Annual Income Amounts for the Subaccount.

The Annual Income Amount may be greater or less than the Annual Income Amount in the first Annuity Year. We guarantee that the Annual Income Amount in subsequent Annuity Years will not be affected by variations in mortality assumptions on which the Annual Income Amount in the first Annuity Year is based.

Determination of Annuity Unit Value.
    The Annuity Unit value for the Subaccount for any Valuation Period is equal to the Annuity Unit value for the Subaccount for the preceding Valuation Period multiplied by the product of (1) and (2), where:

(1)	is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated; and

(2)	is an Assumed Interest Rate factor equal to .99991902 raised to a power equal to the number of days in the Valuation Period.

The Assumed Interest Rate factor in (2) is the daily equivalent of dividing (i) one by (ii) one plus
the Assumed Interest Rate of 3%. If a plan with a different Assumed Interest Rate is used to determine the initial payment, a different Assumed Interest Rate factor will be used to determine subsequent payments.

Adjustment Account.
    An adjustment account is established on the Annuity Commencement Date. The value of the Adjustment Account on the Annuity Commencement Date is the greater of (1) and (2), where:

(1)	is zero (0); and

(2)	is the Guaranteed Payment Floor, minus twelve multiplied by the initial Level Income Amount.

The value of the Adjustment Account in subsequent Annuity Years is the greater of (1) and (2), where:

(1)	is zero (0); and

(2)	is the value of the Adjustment Account as of the prior Annuity Year, plus
twelve multiplied by the Monthly Income for the current Annuity Year, minus
twelve multiplied by the Level Income Amount for the current Annuity Year.

Guaranteed Payment Floor

Your initial purchase payment purchases a minimum guaranteed amount of annual income paid monthly beginning on or after the Annuity Commencement Date.

The initial Guaranteed Payment Floor is determined at the time the initial purchase payment is received. All or part of the initial Guaranteed Payment Floor may be carried over from another annuity contract. Purchase payments that do not benefit from a higher carried over Guaranteed Payment Floor will receive an initial Guaranteed Payment Floor determined by multiplying the initial purchase payment by the Guaranteed Payment Floor Factor for the Annuitant’s Attained Age on the date the contract is issued as shown in your contract.

The Guaranteed Payment Floor does not change unless there are additional purchase payments, Gross Withdrawals, a step-up of Guaranteed Payment Floor or the death of an owner.

If you make additional purchase payments, your Guaranteed Payment Floor will be increased. The amount of increase in the Guaranteed Payment Floor will be (1) multiplied by (2), where:

(1)	is the additional purchase payment amount; and

(2)	is the Guaranteed Payment Floor Factor for the Annuitant’s Attained Age on the Valuation Day the purchase payment is received.

If approved by us, the above increase may be greater if a Guaranteed Payment Floor amount is carried over from another annuity contract. In addition, we reserve the right to change the table of Guaranteed Payment Floor Factors as of January 1 of each calendar year. We will send you the new table before the effective date of the change. Any change in the Guaranteed Payment Floor Factors will apply to purchase payments received on or after the table is changed. Any change in the Guaranteed Payment Floor Factors will not affect your Guaranteed Payment Floor purchased before the effective date of the change.

Your Guaranteed Payment Floor may increase each year on the Annuitant’s birthday. If the Annuitant’s birthday does not fall on a Valuation Day, we will calculate the increase, if any, on the next Valuation Day. The Guaranteed Payment Floor on that date is equal to the greater of (1) and (2), where:

(1)	is the Guaranteed Payment Floor prior to the Annuitant’s birthday; and

(2)	is (a) multiplied by (b), where:

a.	is the Guaranteed Payment Floor Factor on the Annuitant’s birthday for the Annuitant’s Attained Age; and

b.	is the Contract Value on the first Valuation Day on or after the Annuitant’s birthday.

The Guaranteed Payment Floor will be adjusted to reflect the amount withdrawn by reducing the Guaranteed Payment Floor in the same proportion that the Contract Value is reduced by the Gross Withdrawal.

If on the Annuity Commencement Date there is a Joint Annuitant, the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor.

Commutation of Monthly Income Payments

After the Annuity Commencement Date and prior to the end of the period certain, you may elect to commute the remaining period certain payments. The Commutation Value is as of any Valuation Day we receive a written request for Commutation at our Home Office (the “Commutation Date”). Once the period certain is complete, there is no commuted value. However, should the Annuitant live beyond the period certain, Monthly Income payments will resume.

The Commutation Value is equal to (1)
minus
(2), where:

(1)	is the present value of the Annual Income Amount for the number of years remaining in the period certain as of the effective date of the lump sum payment; and

(2)	is the Adjustment Account as of the effective date of the lump sum payment.

Present value will be calculated using the Assumed Interest Rate, plus
the total Separate Account charges. The effective date of the lump sum payment will be the Valuation Day that we receive your written request to apply this provision in a form acceptable to us at our Home Office.

Important Note on Commutation: Please consider your options carefully before you elect to commute your Monthly Income payments and receive the Commutation Value. Because the payment you will receive is based on the number of years remaining in the period certain, you will lose the opportunity to receive a potentially significant amount of Monthly Income. Please consider, also, the adverse effect commuting your period certain Income Payments may have on your beneficiaries or designated payees.

The following examples show how the guaranteed income benefit under the contract works based on hypothetical values. The examples are for illustrative purposes only and are not intended to depict investment performance of the contract. They should not, therefore, be relied upon in making a decision to invest in the contract.

Example 1:

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract with $100,000 of proceeds from their employer 401K plan that was invested in the ClearCourse Group Variable Annuity;

(2)	the guaranteed payment floor carried over from the owner’s allocation to the ClearCourse Group Variable Annuity is $16,284;

(3)	the owner makes an additional purchase payment of $10,000 at the beginning of the third year following the purchase of the contract;

(4)	the owner is age 55 at the time of issue and begins annuity payments at age 65 with a 20 year certain period;

(5)	the contract earns a net return of 5% before charges are deducted.

Year	Years Remaining in Certain Period	Purchase Payment	Carried- Over Guarantee	Guarantee Calculated on Purchase Payment	Contract Value at Beginning of Year	Contract Value at End of Year	Guaranteed Purchase Floor Factor	Guaranteed Payment (before Step Up) at Beginning of Year	Step Up at End of Year	Guaranteed Payment at End of Year	Age End of Year
1	20	$100,000	$16,284	$8,349	$100,000	$102,967	0.08349	$16,284	$8,597	$16,284	56
2	20				102,967	106,022	0.07574	16,284	8,030	16,284	57
3	20	$10,000			116,022	119,464	0.06907	16,975	8,251	16,975	58
4	20				119,464	123,008	0.06332	16,975	7,789	16,975	59
5	20				123,008	126,657	0.05836	16,975	7,392	16,975	60
6	20				126,657	130,415	0.05408	16,975	7,053	16,975	61
7	20				130,415	134,284	0.05038	16,975	6,765	16,975	62
8	20				134,284	138,268	0.05000	16,975	6,913	16,975	63
9	20				138,268	142,370	0.05000	16,975	7,118	16,975	64
10	20				142,370	146,594	0.05000	16,975	7,330	16,975	65

Assuming the above, we will make guaranteed payments of the annual amount indicated in the table below for the life of the annuitant or for 20 years, whichever is longer. The table below also shows how calculated payments and the adjustment account may vary and affect the payment to the owner.

Year	Years Remaining in Certain Period	Annual Calculated Payment	Annual Guaranteed Payment to Owner	Adjustment Account Balance	Commutation Value at End of Year	Age End of Year
11	19	$8,494	$16,975	$8,481	$223,382	66
12	18	8,491	16,975	16,965	206,519	67
13	17	8,488	16,975	25,451	189,318	68
14	16	8,486	16,975	33,940	171,766	69
15	15	8,483	16,975	42,432	153,848	70
16	14	8,480	16,975	50,927	135,551	71
17	13	8,477	16,975	59,424	116,859	72
18	12	8,475	16,975	67,924	97,757	73
19	11	8,472	16,975	76,427	78,228	74
20	10	8,469	16,975	84,933	58,255	75
21	9	8,466	16,975	93,441	37,820	76
22	8	8,464	16,975	101,952	16,906	77
23	7	8,461	16,975	110,466	—	78
24	6	8,458	16,975	118,982	—	79
25	5	8,455	16,975	127,502	—	80
26	4	8,453	16,975	136,024	—	81
27	3	8,450	16,975	144,548	—	82
28	2	8,447	16,975	153,076	—	83
29	1	8,445	16,975	161,606	—	84
30	0	8,442	16,975	170,139	—	85
31	0	8,439	16,975	178,674	—	86
32	0	8,436	16,975	187,213	—	87
33	0	8,434	16,975	195,754	—	88
34	0	8,431	16,975	204,297	—	89

Year	Years Remaining in Certain Period	Annual Calculated Payment	Annual Guaranteed Payment to Owner	Adjustment Account Balance	Commutation Value at End of Year	Age End of Year
35	0	$8,428	$16,975	$212,844	—	90
36	0	8,425	16,975	221,393	—	91
37	0	8,423	16,975	229,945	—	92
38	0	8,420	16,975	238,500	—	93
39	0	8,417	16,975	247,057	—	94
40	0	8,415	16,975	255,617	—	95
41	0	8,412	16,975	264,180	—	96
42	0	8,409	16,975	272,745	—	97
43	0	8,406	16,975	281,314	—	98
44	0	8,404	16,975	289,885	—	99
45	0	8,401	16,975	298,458	—	100
46	0	8,398	16,975	307,035	—	101
47	0	8,396	16,975	315,614	—	102
48	0	8,393	16,975	324,195	—	103
49	0	8,390	16,975	332,780	—	104
50	0	8,388	16,975	341,367	—	105

Example 2:

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract with $200,000 of proceeds from their employer 401K plan that was invested in the ClearCourse Group Variable Annuity;

(2)	the guaranteed payment floor carried over from the owner’s allocation to the ClearCourse Group Variable Annuity is $16,284;

(3)	the owner makes an additional purchase payment of $10,000 at the beginning of the third year following the purchase of the contract;

(4)	the owner is age 55 at the time of issue and begins annuity payments at age 65 with a 20 year certain period;

(5)	the contract earns a net return of 5% before charges are deducted.

Year	Years Remaining in Certain Period	Purchase Payment	Carried- Over Guarantee	Guarantee Calculated on Purchase Payment	Contract Value at Beginning of Year	Contract Value at End of Year	Guaranteed Purchase Floor Factor	Guaranteed Payment (before Step Up) at Beginning of Year	Step Up at End of Year	Guaranteed Payment at End of Year	Age End of Year
1	20	$200,000	$16,284	$16,698	$200,000	$205,934	0.08349	$16,698	$17,193	$17,193	56
2	20				205,934	212,043	0.07574	17,193	16,060	17,193	57
3	20	$10,000			222,043	228,631	0.06907	17,884	15,792	17,884	58
4	20				228,631	235,414	0.06332	17,884	14,906	17,884	59
5	20				235,414	242,398	0.05836	17,884	14,146	17,884	60
6	20				242,398	249,589	0.05408	17,884	13,498	17,884	61
7	20				249,589	256,994	0.05038	17,884	12,947	17,884	62
8	20				256,994	264,618	0.05000	17,884	13,231	17,884	63
9	20				264,618	272,469	0.05000	17,884	13,623	17,884	64
10	20				272,469	280,552	0.05000	17,884	14,028	17,884	65

Assuming the above, we will make guaranteed payments of the annual amount indicated in the table below for the life of the annuitant or for 20 years, whichever is longer. The table below also shows how calculated payments and the adjustment account may vary and affect the payment to the owner.

Year	Years Remaining in Certain Period	Annual Calculated Payment	Annual Guaranteed Payment to Owner	Adjustment Account Balance	Commutation Value at End of Year	Age End of Year
11	19	$16,255	$17,884	$1,629	$242,655	66
12	18	16,250	17,884	3,263	232,193	67
13	17	16,245	17,884	4,902	221,373	68

Year	Years Remaining in Certain Period	Annual Calculated Payment	Annual Guaranteed Payment to Owner	Adjustment Account Balance	Commutation Value at End of Year	Age End of Year
14	16	$16,240	$17,884	$6,546	$210,180	69
15	15	16,234	17,884	8,196	198,600	70
16	14	16,229	17,884	9,851	186,618	71
17	13	16,224	17,884	11,511	174,217	72
18	12	16,219	17,884	13,176	161,381	73
19	11	16,214	17,884	14,847	148,093	74
20	10	16,208	17,884	16,523	134,336	75
21	9	16,203	17,884	18,204	120,089	76
22	8	16,198	17,884	19,890	105,335	77
23	7	16,193	17,884	21,581	90,054	78
24	6	16,187	17,884	23,278	74,223	79
25	5	16,182	17,884	24,980	57,821	80
26	4	16,177	17,884	26,687	40,827	81
27	3	16,172	17,884	28,400	23,216	82
28	2	16,166	17,884	30,117	4,963	83
29	1	16,161	17,884	31,840	—	84
30	0	16,156	17,884	33,568	—	85
31	0	16,151	17,884	35,301	—	86
32	0	16,146	17,884	37,040	—	87
33	0	16,140	17,884	38,784	—	88
34	0	16,135	17,884	40,532	—	89
35	0	16,130	17,884	42,287	—	90
36	0	16,125	17,884	44,046	—	91
37	0	16,120	17,884	45,810	—	92
38	0	16,114	17,884	47,580	—	93
39	0	16,109	17,884	49,355	—	94
40	0	16,104	17,884	51,135	—	95
41	0	16,099	17,884	52,920	—	96
42	0	16,094	17,884	54,711	—	97
43	0	16,088	17,884	56,507	—	98
44	0	16,083	17,884	58,307	—	99
45	0	16,078	17,884	60,113	—	100
46	0	16,073	17,884	61,925	—	101
47	0	16,068	17,884	63,741	—	102
48	0	16,062	17,884	65,563	—	103
49	0	16,057	17,884	67,390	—	104
50	0	16,052	17,884	69,222		105

Optional Payment Plans

Death proceeds or surrender value may be paid in one payment or, subject to the limitations below, left with us and paid under an optional payment plan (“Optional Payment Plan”). Proceeds paid under an Optional Payment Plan do not include Monthly Income payments payable upon the Annuity Commencement Date.

During the Annuitant’s life, and before Income Payments begin, you (or the designated beneficiary at your death) can choose an Optional Payment Plan. If you change a designated beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the owner or Annuitant, your designated beneficiary can choose an Optional Payment Plan when we pay the Death Benefit.
See
“The Death Benefit” provision of this prospectus.

The Optional Payment Plans listed below are available as either a fixed or variable income option. You must select one or the other; a combination is not permitted.

Fixed Income Options Under an Optional Payment Plan.
    Fixed Income Payments will begin on the date selected. All amounts are transferred to our General Account and payments made will equal or exceed those required by the state where the contract is issued.

Variable Income Options Under an Optional Payment Plan.
    Variable Income Payments will begin within seven days of the requested start date. Variable Income Payments after the first will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any owner’s (or Annuitant’s) death or a surrender. We will determine your variable Income Payments in the manner described in the “Death Benefit Before the Annuity Commencement Date” provision of this prospectus.

The following Optional Payment Plans are available under the contract:

Optional Payment Plan 1 — Life Income with Period Certain.
    This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the payee’s estate, unless otherwise provided.

Optional Payment Plan 2 — Joint Life and Survivor Income.
    This option provides for periodic payments to be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the survivor’s estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan.

Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 2 (Joint Life and Survivor Income) are not redeemable. Optional Payment Plan 2 may not satisfy required distribution rules for all designated beneficiaries. Consult a tax adviser before electing one of these options.

T
AX
M
ATTERS

Introduction

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances.

This discussion is general in nature and is not intended as tax advice. It does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Non-Qualified Contracts

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings.
    The federal income tax law does generally not tax any increase in an owner’s Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

•	an individual must own the contract (or the tax law must treat the contract as owned by an individual);

•	the investments of the Separate Account must be “adequately diversified” in accordance with Internal Revenue Service (“IRS”) regulations; and

•	the contract’s Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.

Contracts not owned by an individual — no tax deferral and loss of interest deduction.
    As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract generally pays tax each year on the annual increase in Contract Value over the annual purchase payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract’s earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner (entity) is taxable on the annual increase in the Contract Value in excess of the purchase payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else’s ownership of a contract, should consult a tax adviser.

Investments in the Separate Account must be diversified.
    For a contract to be treated as an annuity contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Total Return Fund in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated under the contract.

Although we do not control the investments of all of the Total Return Fund, we expect that the Total Return Fund will comply with the IRS regulations so that the Separate Account will be considered “adequately diversified.”

Age at which Income Payments must begin.
    Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments, of the contract’s purchase payments paid and earnings. We believe that these rules are satisfied by providing guaranteed annuity purchase rates in the contract that the owner may exercise at any time. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment.
    We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and full surrender.
    A partial withdrawal occurs when you receive less than the total amount of the contract’s Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your “investment in the contract.” (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract’s Surrender Value. In the case of a full surrender, you will generally pay tax on the amount you receive to the extent it exceeds your “investment in the contract.”

Your “investment in the contract” generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals,
e.g.,
amounts attributable to the Guaranteed Payment Floor.

Assignments and pledges.
    The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

Gifting a contract.
    If you transfer ownership of your contract — without receiving full and adequate consideration — to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your “investment in the contract” (as defined above). In such a case, the new owner’s “investment in the contract” will be increased to reflect the amount included in your income.

Taxation of Income Payments.
    The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your “investment in the contract.” We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the “investment in the contract.” If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

Taxation of death benefit.
    We may distribute amounts from your contract because of the death of an owner, a joint owner, or if an owner is a non-natural entity, an Annuitant. The tax treatment of these amounts depends on whether the owner, or Annuitant (or joint owner or Joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.

Taxation of Death Benefit if Paid Before the Annuity Commencement Date:

•	The death benefit is taxed to the designated beneficiary in the same manner as an Income Payment would have been taxed to the owner if received under an Optional Payment Plan.

•	If not received under an Optional Payment Plan, the death benefit is taxed to the designated beneficiary in the same manner as a surrender or a partial withdrawal would have been taxed to the owner, depending on the manner in which the death benefit is paid.

Taxation of Death Benefit if Paid On or After the Annuity Commencement Date:

•	The death benefit is includible in income to the extent it exceeds the unrecovered “investment in the contract,” provided the death benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered “investment in the contract” are includible in income.

The tax law imposes tax on a death benefit proceeds received in a lump sum to the extent that it exceeds the unrecovered “investment in the contract” at the time of payment.

Penalty taxes payable on surrender, partial withdrawals or Income Payments.
     The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

•	you receive on or after you reach age 59 1 ⁄ 2 ;

•	you receive because you became disabled (as defined in the tax law);

•	are received on or after the death of an owner; or

•	you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

•	the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Medicare Tax.
    Distributions from
Non-Qualified
Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (
e.g.
earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Special rules if you own more than one contract.
    In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or a partial withdrawal that you must include in income. For example:

•	if you purchase a contract described by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

•	if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these rules are not clear. However, these rules could affect:

•	the amount of a surrender, a partial withdrawal or an Income Payment that you must include in income; and

•	the amount that might be subject to a penalty tax.

Section 1035 Exchanges

Under Section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied,
e.g.
, the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within 180 days of a partial Section 1035 exchange are strongly advised to consult a tax adviser.

Upon death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has issued limited guidance on such transactions, including on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and under certain circumstances treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called “Qualified Contracts.” We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office for information on the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Types of Qualified Contracts.
    The types of Qualified Contracts currently being offered include:

•
Traditional Individual Retirement Accounts
(IRAs)
permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

•
Roth IRAs
. Section 408A of the Code permits certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 59½ (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

•
Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

•
Corporate pension and profit-sharing plans
under
Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans (“H.R. 10 or Keough plans”) for themselves and their employees.

Terms of qualified retirement plans and Qualified Contracts.
    The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans.
    Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended (“ERISA”). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; and reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant’s beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals permitted under this contract may not qualify as a qualified plan loan. There are specific Code rules that apply to death benefits under qualified plans, to which those features under this contract may be subject.

If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract’s terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or plan fiduciary to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

Guaranteed Payment Floor.
    Distributions from Qualified Contracts generally must satisfy certain required “minimum distribution rules.” It is unclear whether variable Income Payments subject to the Guaranteed Payment Floor feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Payment Floor feature, could increase the amount of the minimum required distribution that must be taken from your contract.

IRAs and Roth IRAs.
    The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. The code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in this contract comports with IRA qualifications requirements. We may, however, endorse the contract to satisfy the IRA or Roth IRA qualification rules and submit the endorsed contract to the IRS for approval as to form. If you purchase the contract with such an endorsement, the accompanying disclosure statement will indicate the status of the endorsement’s approval under the IRS IRA Prototype Program.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions. The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

The death benefit and Qualified Contracts.
    Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as Traditional IRA, Roth IRA or SEP could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans.

Treatment of Qualified Contracts compared with Non-Qualified Contracts.
    Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

•	the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

•	the Code does not limit the amount of purchase payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

•	the Code does not allow a deduction for purchase payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract;

•
Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains their applicable age for Traditional IRAs and SEPs and April 1 of the calendar year following the later of the calendar year in which the employee (except for a 5 percent owner) retires or attains their applicable age for other Qualified Contracts (referred to as the “required beginning date”). If the owner attains age 72 before or during 2022, the applicable age is 72. If the owner attains age 72 after 2022 and age 73 before 2033, the applicable age is 73. If the owner attains age 74 after 2032, the applicable age is 75. The actuarial value of certain benefit guarantees may be included with the contract’s cash value in determining the required minimum distribution amount. The presence of such benefits may require the owner to withdraw a larger amount each year than would be required based only on the contract value. We are required to annually determine and report to the owner the fair market value for traditional individual retirement annuities while the owner is alive. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations and guidelines published by the Society of Actuaries. It is possible that, using different assumptions or methodologies, the amount required to be withdrawn would be more or less than the amount we report to you as the required minimum distribution. Roth IRAs do not require any distributions during the owner’s lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

The federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant,
e.g.
, the participant’s compensation.

When distributions are to be made for married participants under certain qualified contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

Amounts received under Qualified Contracts.
    Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create “investment in the contract.” Thus, under many Qualified Contracts there will be no “investment in the contract” and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA (or a Roth 401(k)) if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans will result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan. The excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is imposed. Please note important changes to the required minimum distribution rules. Under IRAs and defined contribution retirement plans, most non-spouse
beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death
distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020. Consult a tax adviser if you are affected by these new rules.

Federal penalty taxes payable on distributions.
    The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

•	received on or after the owner reaches age 59 1 ⁄ 2 ;

•	received on or after the owner’s death or because of the owner’s disability (as defined in the tax law);

•	received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

•	to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exceptions may vary.

On March 27, 2020, Congress passed the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to Qualified Contracts, including rules related to required minimum distributions and retirement plan distributions. If you have been taking or plan to take distributions, including required minimum distributions, from an IRA or other qualified plan, you should consult with a tax adviser to determine how the CARES Act may impact your situation.

Moving money from one Qualified Contract or qualified retirement plan to another.

Rollovers and transfers:
    In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers.

An IRA owner may make only one rollover in a 12 month period to avoid being taxed on distributions received during that period from all
of his or her IRAs (including Roth IRAs). The rule does not apply to direct transfers between IRA issuers or custodians. If you have received an IRA distribution and are contemplating making a rollover contribution, you should consult a tax adviser.

If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Direct rollovers:
    The direct rollover rules apply to certain payments (called “eligible rollover distributions”) from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the taxable portion of an eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

IRA conversions:

If this contract is issued as an IRA, you may convert the contract to a Roth IRA. If you do so, the fair market value of your contract will be treated as a distribution from your IRA. This fair market value will include the contracts cash value together with the actuarial value of certain benefit guarantees, such as certain death benefits. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations. The methodology followed is similar to that used to determine the actuarial value of such benefit guarantees for required minimum distribution purposes, as described above in the “Treatment of Qualified Contracts compared with Non-Qualified Contracts” section. We will determine and report the fair market value of your contract to you and the Internal Revenue Service to satisfy our reporting obligations using assumptions and calculation methodologies based on our interpretation of the Code. It is possible that, using different assumptions or methodologies, your actual tax liability would be more or less than the income reported by us. You should always consult a tax adviser before you convert an IRA to a Roth IRA.

Disclosure Pursuant to Code and ERISA Requirements.
    The ongoing fees and expenses of the contract and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Total Return Fund that you will pay indirectly when your assets are allocated to the Total Return Fund, are discussed in the “Fee Tables” provision of the prospectus. More detail concerning the Total Return Fund’s fees and expenses is included in its prospectus.

The Company may receive fees from the investment adviser or distributor of the Total Return Fund for certain administrative and other services we provide to you or to the Total Return Fund relating to the allocation of your assets to the Total Return Fund. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees from the Total Return Fund or its distributor for distribution and related services. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Total Return Fund and its adviser and distributor is included in “The Subaccount and the Total Return Fund” provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer generally is paid a commission and may be paid a separate marketing allowance. We currently do not pay compensation for the promotion and sale of the contracts; however, we reserve the right to do so in the future. The Company has no agreement with any broker-dealer and any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

By signing the application for the contract, you acknowledge receipt of these disclosures and approve the purchase of the contract.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal or full surrender, or Income Payment, we will send you forms that explain the withholding requirements.

See
the “Annuity Purchases by Nonresident Aliens and Foreign Corporations” section below for special withholding rules applicable to payees other than U.S. citizens or residents and to payments made overseas.

State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse Under Federal Law

The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers (and beneficiaries) that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Special withholding rules apply to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. We reserve the right to make all payments due to owners or beneficiaries directly to such persons and shall not be obligated to pay any foreign financial institution on behalf of any individual. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal law.

Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

R
EQUESTING
P
AYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or full surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amount as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds to your designated beneficiary directly in the form of a check. We may also provide your designated beneficiary the option to establish an interest bearing draft account, called the “Secure Access Account,” in the amount of the death benefit.

When establishing the Secure Access Account we will send the designated beneficiary a draft account book within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the death benefit payment. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

We require a positive election from the designated beneficiary to establish the Secure Access Account for the designated beneficiary. The Secure Access Account is not available in all states. We may discontinue offering the Secure Access Account at any time, for any reason and without notice.

We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

(1)	the disposal or valuation of the Subaccount is not reasonably practicable because:

•	the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account’s assets is not reasonably practicable);

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;

•	trading is restricted by the SEC; or

(2)	the SEC, by order, permits postponement of payment to protect our owners.

If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner’s account and thereby refuse any requests for transfers, partial withdrawals, surrender, or death benefit until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

S
ALES
OF
THE
C
ONTRACT

We have entered into an underwriting agreement with Capital Brokerage Corporation for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Capital Brokerage Corporation offers the contracts through its registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at
http://www.finra.org
or by calling 800.289.9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed by the Company.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We currently do not pay compensation for the promotion and sale of the contracts, however, we reserve the right to do so in the future.

No commissions have been paid to Capital Brokerage Corporation for the sale of the contracts.
No underwriting commissions were paid to Capital Brokerage Corporation in any of the last three years.
The Company and Capital Brokerage Corporation reserve the right to discontinue offering the contracts at any time.

A
DDITIONAL
I
NFORMATION

Owner Questions

The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender or Survival

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in the Subaccount. The report also will show purchase payments and charges made during the statement period. We will no longer send you paper copies of shareholder reports for the Portfolios of the Funds offered under the contract (“Reports”) unless you specifically request paper copies from us, and instead we will make the Reports available on a website. In addition, you will receive a written confirmation when you make purchase payments or take partial withdrawals.

Other Information

We have filed a Registration Statement with the SEC, under the Securities Act of 1933, as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC’s website at
http://www.sec.gov.
(This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.)

Exemption to File Periodic Reports

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

Unclaimed Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

Legal Proceedings

We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

Cost of Insurance Litigation

TVPX ARX INC., et al.
    In September 2018, we were named as a defendant in a putative class action lawsuit pending in the United States District Court for the Eastern District of Virginia captioned
TVPX ARX INC., et al v. Genworth Life and Annuity Insurance Company
. Plaintiff alleges unlawful and excessive cost of insurance (“COI”) charges were imposed on policyholders. The complaint asserts claims for breach of contract, alleging that we improperly considered non-mortality
factors when calculating COI rates and failed to decrease COI charges in light of improved expectations of future mortality, and seeks unspecified compensatory damages, costs, and equitable relief.

On October 29, 2018, we filed a Motion to Enjoin in the Middle District of Georgia, and a Motion to Dismiss and Motion to

Stay in the Eastern District of Virginia. We moved to enjoin the prosecution of the Eastern District of Virginia action on the basis that it involves claims released in a prior nationwide class action settlement (the “McBride settlement”) that was approved by the Middle District of Georgia. Plaintiff filed an amended complaint on November 13, 2018. On December 6, 2018, we moved the Middle District of Georgia for leave to file our counterclaim, which alleges that plaintiff breached the covenant not to sue contained in the prior settlement agreement by filing its current action. On March 15, 2019, the Middle District of Georgia granted our Motion to Enjoin and denied our Motion for Leave to file our counterclaim. As such, plaintiff is enjoined from pursuing its COI class action in the Eastern District of Virginia.

On March 29, 2019, plaintiff filed a Notice of Appeal in the Middle District of Georgia, notifying the Court of its appeal to the United States Court of Appeals for the Eleventh Circuit from the Order granting our Motion to Enjoin. On March 29, 2019, we filed our Notice of Cross-Appeal in the Middle District of Georgia, notifying the Court of our cross-appeal to the Eleventh Circuit from the portion of the order denying our Motion for Leave to file our counterclaim. On April 8, 2019, the Eastern District of Virginia dismissed the case without prejudice, with leave for plaintiff to refile an amended complaint only if a final appellate court decision vacates the injunction and reverses the Middle District of Georgia’s opinion. On May 21, 2019, plaintiff filed its appeal and memorandum in support in the Eleventh Circuit. We filed our response to plaintiff’s appeal memorandum on July 3, 2019. The Eleventh Circuit Court of Appeals heard oral argument on plaintiff’s appeal and our cross-appeal on April 21, 2020. On May 26, 2020, the Eleventh Circuit Court of Appeals vacated the Middle District of Georgia’s order enjoining plaintiff’s class action and remanded the case back to the Middle District of Georgia for further factual development as to whether we had altered how we calculate or charge COI since the McBride settlement. The Eleventh Circuit Court of Appeals did not reach a decision on our counterclaim.

On June 30, 2021, after the completion of discovery, we filed our renewed motion to enforce the class action settlement and release, and renewed our motion for leave to file a counterclaim in the Middle District of Georgia. On March 24, 2022, the Court denied our both of our motions. On April 11, 20
22
, we appealed the Court’s denial to the United States Court of Appeals for the Eleventh Circuit. On June 22, 2022, we filed our opening brief in the Eleventh Circuit. Plaintiff filed its respondent’s brief on September 20, 2022, and our reply brief was filed on November 10, 2022. The appeal will be argued during the July 2023 term. We intend to continue to vigorously defend this action.

McMillan, et al.
    On January 21, 2021, we were named as a defendant in a putative class action lawsuit pending in the United States District Court for the District of Oregon captioned
McMillan, et al , v. Genworth Life and Annuity Insurance Company
. Plaintiff seeks to represent life insurance policyholders, alleging that the Company impermissibly calculated cost of insurance rates to be higher than that permitted by plaintiff’s policy. The complaint asserts claims for breach of contract, conversion, and declaratory and injunctive relief, and seeks damages in excess of $5 million. The parties settled the action on an individual basis for an immaterial amount. The action was dismissed on stipulation on April 14, 2023.

North Carolina Audit

On May 31, 2019, the Company and certain affiliates received draft audit reports from the North Carolina Department of Revenue that examined tax credits received for investing in certain renewal energy projects from the period beginning January 1, 2014 and ending December 31, 2016. The Department of Revenue alleges that these tax credits were improper transactions because the Genworth entities were not bona fide partners of the investor/promotor Stonehenge Capital Company, LLC. On July 15, 2019, we responded to the Department of Revenue, stating that we intend to contest the disallowance of the credits. On July 17, 2019, the Department of Revenue replied that their position regarding their audit conclusions has not changed and that they will proceed with finalizing the audit. On July 24, 2019, we received Notices of Proposed Adjustments and tax assessments for the Company and certain of the affiliates totaling $4.4 million from the Department of Revenue. On August 27, 2019, we submitted our NC-Form 242 Objection to these tax assessments. On December 5, 2019, we received Notices of Proposed Adjustments and tax assessments for the Company and Genworth Life Insurance Company totaling approximately $600,000. On January 14, 2020, we submitted our NC-Form 242 Objection to these tax assessments. We intend to continue to vigorously defend our position and any legal proceedings that may arise.

At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Separate Account.

Although it is not anticipated that these developments will have a material adverse impact on the Separate Account, on our ability to meet our obligations under the contracts, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

A
PPENDIX
A — P
ORTFOLIOS
A
VAILABLE
U
NDER
THE
C
ONTRACT

The following is a list of Portfolios currently available under the contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found
online at www.genworth.com/MyClearCourse. You can also request this information at no cost by calling (800)
352-9910.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. You may obtain updated Portfolio performance information by calling (800)
352-9910.

		Current Expenses	Average Annual Total Returns (as of 12/31/2022)
Type	Portfolio Company and Adviser/Subadviser		1-Year	5-Year	10-Year
Moderate Allocation	Total Return V.I.S. Fund — Class 3 SSGA Funds Management, Inc.	0.95%	-16.72%	1.55%	4.61%

A-1

A Statement of Additional Information containing more detailed information about the contract and the Separate Account can be found online at www.genworth.com/MyClearCourse, and is available free by writing us at the address below or by calling (800) 352-9910.

Genworth Life and Annuity Insurance Company

Annuity New Business

6610 West Broad Street

Richmond, Virginia 23230

The Statement of Additional Information is incorporated by reference into this prospectus. Reports and other information about Genworth Life & Annuity VA Separate Account 2 are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR contract identifier number C000034324

Statement of Additional Information For

Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts

Form P1165 4/05

Endorsement P5322 1/06

Issued by:

Genworth Life and Annuity Insurance Company Genworth Life & Annuity VA Separate Account 2

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 800.352.9910

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2023, for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 2. The terms used in the current prospectus for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

Call:	800.352.9910

Or write:	Genworth Life and Annuity Insurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.genworth.com/MyClearCourse

Or:	contact your financial representative

The date of this Statement of Additional Information is May 1, 2023.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We are licensed as a life insurer to do business in Bermuda, the District of Columbia, and all states except for New York. We are wholly-owned by Genworth Life Insurance Company, which is wholly-owned by Genworth North America Corporation, which is indirectly wholly-owned by Genworth Financial, Inc.

We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

Our principal products are life insurance and fixed deferred and immediate annuities. Life insurance products provide protection against financial hardship after the death of an insured. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant’s lifetime or the longer of a defined number of years or the annuitant’s lifetime. In March 2016, we suspended sales of traditional life insurance and fixed annuity products. We continue, however, to service our existing retained and reinsured blocks of business.

We also have other products that have not been actively sold since 2011, but we continue to service our existing blocks of business. Those products include variable annuities, including group variable annuities offered through retirement plans, variable life insurance and funding agreements. Most of our variable annuities include guaranteed minimum death benefits. Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance, of the Commonwealth of Virginia at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth.

The Separate Account

In accordance with the board resolution establishing the Separate Account, such Separate Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the “Eligible Portfolios”), and net premiums under the contracts shall be allocated to one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

The Contracts

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The Subaccount has its own net investment factor for a Valuation Period. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

(a)	is the result of:

(1)	the value of the net assets of the Subaccount at the end of the preceding Valuation Period; plus

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the Valuation Period for which the net investment factor is being determined; minus

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4)	any amount charged against the Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount); and

(b)	is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

(c)	is a factor for the Valuation Period representing the mortality and expense risk charge.

We will value the assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws.

Termination of Participation Agreement

The participation agreement pursuant to which the State Street Variable Insurance Series Funds, Inc. — Total Return Fund (“Total Return Fund”) sells its shares to the Separate Account contains a provision regarding the circumstances in which the agreement may be terminated. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days’ advance written notice to the other parties, unless a shorter time is agreed to by the parties.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the “Tax Matters” section of the prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes. Such a charge may be made in future years if we believe that we may incur federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we may currently impose a charge), charges for such taxes attributable to the Separate Account may also be made.

IRS Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified contract to provide that:

(a)	if any owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and

(b)	if any owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

(1)	within five years after the date of that owner’s death, or

(2)	as Income Payments which will begin within one year of that owner’s death and which will be made over the life of the owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary.

The “designated beneficiary” generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the “designated beneficiary” is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse’s death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available and/or eligible for assignment. See the “Tax Matters” provision of the prospectus.

The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application or by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

Non-Participating

The contract is non-participating. No dividends are payable.

Misstatement of Age or Gender

If the Annuitant’s age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Incontestability

We will not contest the contract.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and each Annuitant’s full name must be included.

We will send all notices to the owner at the last known address on file with us.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life And Annuity Insurance Company

Besides federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

Experts

The statutory financial statements of Genworth Life and Annuity Insurance Company as of December 31, 2022 and 2021, and for each of the years in the three-year period ended December 31, 2022 and the financial statements of the Genworth Life & Annuity VA Separate Account 2 (comprised of the subaccounts listed in the appendix of our report) as of December 31, 2022 and for each of the years or periods listed in the appendix of the report, which were included in Form N-VPFS dated April 21, 2023, have been incorporated by reference into this Statement of Additional Information and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report covering the Genworth Life and Annuity Insurance Company’s December 31, 2022 financial statements states that Genworth Life and Annuity Insurance Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the audit report states that Genworth Life and Annuity Insurance Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.

The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

Financial Statements

The statutory financial statements of the Company and the financial statements of the Separate Account, which were included in Form N-VPFS dated April 21, 2023, have been incorporated by reference into this Statement of Additional Information. You should distinguish the financial statements of the Company from the financial statements of the Separate Account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the contracts. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

PART C

OTHER INFORMATION

Item 27.    Financial Statements and Exhibits

(a)(i)	Resolution of the Board of Directors of GE Life and Annuity Assurance Company authorizing the GE Life & Annuity Separate Account 7. Previously filed on April 20, 2006 with the initial Registration Statement on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(a)(ii)	Resolution of Board of Directors of GE Life and Annuity Assurance Company authorizing the change in name of GE Life & Annuity Separate Account 7 to Genworth Life & Annuity VA Separate Account 2. Previously filed on April 20, 2006 with the initial Registration Statement on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(b)	Not applicable.

(c)(i)	Underwriting Agreement between Genworth Life and Annuity Insurance Company and Capital Brokerage Corporation. Previously filed on July 28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(c)(ii)	Dealer Sales Agreement. Previously filed on July 28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(d)(i)	Form of contract. Previously filed on April 20, 2006 with the initial Registration Statement on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(d)(ii)	Commutation of Monthly Income Endorsement. Previously Filed on April 25, 2008 with Post-Effective Amendment No. 2 on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(e)	Application. Previously filed on July 28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(f)(i)	Amended and Restated Articles of Incorporation of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 23 on Form N-4 to Genworth Life & Annuity VA Separate Account 1, File No. 333-63531, and incorporated herein.

(f)(ii)	By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 23 on Form N-4 to Genworth Life & Annuity VA Separate Account 1, File No. 333-63531, and incorporated herein.

(g)	Not applicable.

(h)(i)	Participation Agreement among Genworth Life and Annuity Insurance Company, GE Investments Funds, Inc. and GE Investments Distributors, Inc. Previously filed on April 23, 2007 with Post-Effective Amendment No. 1 on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(h)(ii)	Amendment to Fund Participation Agreement between GE Investments Funds, Inc. and Genworth Life and Annuity Insurance Company. Previously filed on April 27, 2011 with Post-Effective Amendment No. 6 on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(l)	Consents of Independent Registered Public Accounting Firm. Filed herewith.

(m)	Not Applicable

(n)	Not Applicable

(0)	Not Applicable

(p)	Power of Attorney. Filed herewith.

(101)	Inline Interactive Data File - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

Item 28.    Directors and Officers of the Depositor

Brian K. Haendiges	Director, President and Chief Executive Officer
Thomas J. McInerney	Director, Chairperson of the Board and Senior Vice President
Kelly A. Saltzgaber	Director, Senior Vice President and Chief Investment Officer
Gregory S. Karawan	Director and Senior Vice President
James J. Buddle	Director
Eleanor L. Kitzman	Director
Jose D. Saenz	Director
Angela R. Simmons	Senior Vice President and Chief Financial Officer
Vidal J. Torres	Senior Vice President, General Counsel and Secretary
Michael Powers	Senior Vice President and Chief Information Officer
Keith A. Willingham	Vice President and Controller
Garway A.D. Bright	Vice President and Chief Compliance Officer
Scott G. Goodman	Vice President and Appointed Actuary
Lisa J. Baldyga	Treasurer

The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230.

Item 29.    Persons Controlled by or Under Common Control With the Depositor or Registrant

Item 30.    Indemnification

Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation’s best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Genworth Life and Annuity Insurance Company’s Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, Genworth Life and Annuity Insurance Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

*    *    *

Item 31.    Principal Underwriters

(a)  Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

(b)  Management

Name	Address	Positions and Offices with Underwriter
Maria O. Tabb	6610 W. Broad St. Richmond, VA 23230	Director, Chairperson of the Board, President and Chief Executive Officer
Brandon M. Armor	6610 W. Broad St. Richmond, VA 23230	Director
Vidal J. Torres, Jr.	6610 W. Broad St. Richmond, VA 23230	Director, Vice President, General Counsel and Secretary
James J. Namorato	6610 W. Broad Street Richmond, VA 23230	Senior Vice President and Chief Compliance Officer
Lisa J. Baldyga.	6610 W. Broad St. Richmond, VA 23230	Vice President and Treasurer
James D. Beam	6610 W. Broad St. Richmond, VA 23230	Vice President and Assistant Secretary
Craig L. Pichette	6610 W. Broad St. Richmond, VA 23230	Vice President
Bonnie C. Turner	6610 W. Broad St. Richmond, VA 23230	Financial & Operations Principal

(c)

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Capital Brokerage Corporation	Not Applicable	Not Applicable	0.0%	$0

Item 33.    Management Services

Not applicable.

Item 34.    Fee Representation

Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

Genworth Life and Annuity Insurance Company offers and will offer Contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and Genworth Life & Annuity VA Separate Account 2 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

SECTION 403(B) OF THE INTERNAL REVENUE CODE REPRESENTATIONS

Genworth Life and Annuity Insurance Company represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 26th day of April 2023.

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2 (REGISTRANT)

By:	/S/ MICHAEL D. PAPPAS
Michael D. Pappas Vice President

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY (DEPOSITOR)

By:	/S/ MICHAEL D. PAPPAS
Michael D. Pappas Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ BRIAN K. HAENDIGES* Brian K. Haendiges	Director, President and Chief Executive Officer	April 26, 2023

/S/ THOMAS J. MCINERNEY* Thomas J. McInerney	Director, Chairperson of the Board and Senior Vice President	April 26, 2023

/S/ KELLY A. SALTZGABER* Kelly A. Saltzgaber	Director, Senior Vice President and Chief Investment Officer	April 26, 2023

/S/ GREGORY S. KARAWAN* Gregory S. Karawan	Director and Senior Vice President	April 26, 2023

/S/ JAMES J. BUDDLE* James J. Buddle	Director	April 26, 2023

/S/ ELEANOR L. KITZMAN* Eleanor L. Kitzman	Director	April 26, 2023

/S/ JOSE D. SAENZ* Jose D. Saenz	Director	April 26, 2023

/S/ ANGELA R. SIMMONS* Angela R. Simmons	Senior Vice President and Chief Financial Officer	April 26, 2023

/S/ KEITH A. WILLINGHAM* Keith A. Willingham	Vice President and Controller	April 26, 2023

*By:	/S/ MICHAEL D. PAPPAS Michael D. Pappas	Pursuantto Power of Attorney executed on March 28, 2023	April 26, 2023